UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number            811-07326

                                               Gabelli Investor Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                     Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli ABC Fund First Quarter Report — March 31, 2014

Mario J. Gabelli, CFA

Portfolio Manager

To Our Shareholders,

For the quarter ended March 31, 2014, the net asset value (“NAV”) per Class AAA Share of The Gabelli ABC Fund increased 0.3% compared with the decrease of less than 0.005% for the Standard & Poor’s (“S&P”) Long-Only Merger Arbitrage Index. The performance of the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index for the quarter was 0.01%. See below for additional performance information.

Enclosed is the schedule of investments as of March 31, 2014.

Comparative Results

Average Annual Returns through March 31, 2014 (a) (Unaudited)

	Quarter	1 Year	5 Year	10 Year		Since Inception 5/14/93
AAA Shares (GABCX)	0.29%	3.36%	4.39%	4.47%		6.28%
Advisor Shares (GADVX)	0.20	3.11	4.12	4.28		6.19
S&P Long-Only Merger Arbitrage Index	(0.00)	5.08	5.83	N/A	(b)	N/A	(b)
Lipper U.S. Treasury Money Market Fund Average	0.00	0.00	0.01	1.28		2.52	(c)
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.01	0.07	0.12	1.65		3.02
S&P 500 Index	1.81	21.86	21.16	7.42		9.30	(c)

In the current prospectuses dated April 30, 2014, the expense ratios for Class AAA and the Advisor Class Shares, are 0.58% and 0.83%, respectively. The Fund does not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund prior to December 31, 2007. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The S&P Long-Only Merger Arbitrage Index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested except for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares.

(b)	S&P Long-Only Merger Arbitrage Index inception date is January 17, 2008.
(c)	S&P 500 Index and the Lipper U.S. Treasury Money Market Fund Average since inception performance are as of April 30, 1993.

The Gabelli ABC Fund

Schedule of Investments — March 31, 2014 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 33.4%
	Automotive — 0.9%
50,000	Ford Motor Co.	$780,000
355,400	Scania AB, Cl. A	10,455,041

		11,235,041

	Automotive: Parts and Accessories — 0.3%
120,084	Cooper Tire & Rubber Co.	2,918,041
7,800	Strattec Security Corp.	563,394
50,000	The Pep Boys - Manny, Moe & Jack†	636,000

		4,117,435

	Broadcasting — 0.2%
8,500	Cogeco Inc.	421,348
61,028	LIN Media LLC, Cl. A†	1,617,242
4,000	Salem Communications Corp., Cl. A	39,960

		2,078,550

	Building and Construction — 0.4%
145,180	Lennar Corp., Cl. B	4,738,675

	Business Services — 0.2%
1,500	Ascent Capital Group Inc., Cl. A†	113,325
36,000	Diebold Inc.	1,436,040
20,000	GrainCorp Ltd., Cl. A	156,175
7,000	The Brink’s Co.	199,850
50,000	TNT Express NV	491,066

		2,396,456

	Cable and Satellite — 0.7%
1,000	AMC Networks Inc., Cl. A†	73,090
135,000	British Sky Broadcasting Group plc	2,054,832
195,000	Cablevision Systems Corp., Cl. A	3,289,650
4,000	DIRECTV†	305,680
175,000	Sky Deutschland AG†	1,509,223
11,000	Time Warner Cable Inc.	1,508,980
2,000	ZON OPTIMUS SGPS SA	15,705

		8,757,160

	Communications Equipment — 0.1%
7,200	Mitel Networks Corp.†	76,005
3,000	RDA Microelectronics Inc., ADR	53,790
30,000	Riverbed Technology Inc.†	591,300

		721,095

	Computer Software and Services — 0.5%
100,000	BMC Software Stub†	5,000
10,000	eBay Inc.†	552,400
1,000	Fidelity National Information Services Inc.	53,450
52,000	iGO Inc.†	160,680
2,400	Mentor Graphics Corp.	52,848
3,000	Micro Focus International plc	41,537
500	Schawk Inc.	9,995
356,000	Xyratex Ltd.	4,713,440

Shares		Market Value
26,000	Yahoo! Inc.†	$933,400

		6,522,750

	Consumer Products — 0.7%
37,000	Avon Products Inc.	541,680
26,000	Blyth Inc.	278,980
200,000	MEGA Brands Inc.†	3,203,980
330,083	The Jones Group Inc.	4,941,343

		8,965,983

	Consumer Services — 0.0%
1,000	Liberty Interactive Corp., Cl. A†	28,870
202	Liberty Ventures, Cl. A†	26,327
10,000	The ADT Corp.	299,500

		354,697

	Diversified Industrial — 0.6%
11,000	Fortune Brands Home & Security Inc.	462,880
5,000	Foster Wheeler AG†	162,100
80,000	Handy & Harman Ltd.†	1,760,800
4,000	ITT Corp.	171,040
30,000	Katy Industries Inc.†	44,700
1,000	MOCON Inc.	16,680
35,000	Myers Industries Inc.	697,200
10,000	Texas Industries Inc.†	896,200
60,000	Tyco International Ltd.	2,544,000
263,000	Wright Investors’ Service Holdings Inc.†	486,550

		7,242,150

	Electronics — 0.2%
70,000	Alliance Semiconductor Corp.†	49,007
30,000	Emulex Corp.†	221,700
100,400	Laird plc	502,644
12,000	MoSys Inc.†	54,480
3,000	Texas Instruments Inc.	141,450
65,000	Zygo Corp.†	987,350

		1,956,631

	Energy and Utilities — 3.0%
1,500,000	Alvopetro Energy Ltd.†	1,438,263
5,000	Anadarko Petroleum Corp.	423,800
3,000	Apache Corp.	248,850
15,000	Aurora Oil & Gas Ltd.†	57,123
4,000	CONSOL Energy Inc.	159,800
50,000	Dart Energy Ltd.†	5,101
210,000	Dragon Oil plc	1,978,060
25,000	Endesa SA	899,782
500	EPL Oil & Gas Inc.†	19,300
5,000	Equal Energy Ltd.	22,900
93,714	EXCO Resources Inc.	524,798
3,000	Exxon Mobil Corp.	293,040
10,000	Great Plains Energy Inc.	270,400
420,000	Gulf Coast Ultra Deep Royalty Trust†	1,281,000
10,000	Halcon Resources Corp.†	43,300

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — March 31, 2014 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
15,000	Heritage Oil plc†	$59,392
5,000	Hess Corp.	414,400
1,500	Kelt Exploration Ltd.†	17,436
57,000	National Fuel Gas Co.	3,992,280
22,000	NorthWestern Corp.	1,043,460
3,000	NRG Energy Inc.	95,400
1,000	Origin Energy Ltd.	13,253
190,000	Severn Trent plc	5,774,469
290,026	UNS Energy Corp.	17,410,261
2,000	Walter Energy Inc.	15,120
100,000	Weatherford International Ltd.†	1,736,000
80,000	WesternZagros Resources Ltd.†	64,405

		38,301,393

	Entertainment — 0.1%
2,000	Discovery Communications Inc., Cl. A†	165,400
2,000	Discovery Communications Inc., Cl. C†	154,120
3,000	Scripps Networks Interactive Inc., Cl. A	227,730
23,000	Take-Two Interactive Software Inc.†	504,390
2,700	The Madison Square Garden Co., Cl. A†	153,306
4,000	Vivendi SA	111,425

		1,316,371

	Equipment and Supplies — 0.2%
6,000	The L.S. Starrett Co., Cl. A	95,580
16,000	The Timken Co.	940,480
50,000	Xylem Inc.	1,821,000

		2,857,060

	Financial Services — 1.3%
100,000	AllianceBernstein Holding LP	2,497,000
1,650	Argo Group International Holdings Ltd.	75,735
76,000	Boursorama†	1,268,988
200,000	F&C Asset Management plc	406,782
287	Fidelity National Financial Inc., Cl. A	9,023
20,000	Gleacher & Co. Inc.†	227,800
12,000	H&R Block Inc.	362,280
90,000	Hudson City Bancorp Inc.	884,700
6,000	Kinnevik Investment AB, Cl. A	221,745
60,000	KKR & Co. LP	1,370,400
2,000	M&T Bank Corp.	242,600
1,800	MasterCard Inc., Cl. A	134,460
142,000	National Interstate Corp.	3,807,020
10,000	Oritani Financial Corp.	158,100
61,000	Pohjola Bank plc, Cl. A	1,355,518
90,000	SLM Corp.	2,203,200
9,000	Steel Excel Inc.†	288,000
7,312	Sterling BanCorp	92,570
78,877	SWS Group Inc.†	590,000
7,000	The PNC Financial Services Group Inc.	609,000

Shares		Market Value
500	Tower Group International Ltd.	$1,350

		16,806,271

	Food and Beverage — 6.0%
740,197	Beam Inc.	61,658,410
60,000	Campofrio Food Group SA†	570,350
6,800	Canada Bread Co. Ltd.	444,107
2,240,000	Parmalat SpA	7,721,052
5,500	Pernod Ricard SA	640,266
23,000	Post Holdings Inc.†	1,267,760
15,000	Remy Cointreau SA	1,203,728
35,000	The Hillshire Brands Co.	1,304,100
10,000	Warrnambool Cheese & Butter Factory Co.
	Holding Ltd.	77,902

		74,887,675

	Health Care — 2.9%
40,000	Accelrys Inc.†	498,400
468	Allergan Inc.	58,079
85,000	ArthroCare Corp.†	4,096,150
1,000	Bio-Rad Laboratories Inc., Cl. A†	128,120
40,000	Celesio AG	1,367,187
210,000	Forest Laboratories Inc.†	19,376,700
3,000	Grifols SA, ADR	123,900
55,000	Hi-Tech Pharmacal Co. Inc.†	2,383,150
11,000	ICU Medical Inc.†	658,680
3,000	Illumina Inc.†	445,980
17,000	LCA-Vision Inc.†	90,950
1,000	Lexicon Pharmaceuticals Inc.†	1,730
428,756	Maxygen Inc.†	12,863
500	Mead Johnson Nutrition Co.	41,570
1,000	Merck & Co. Inc.	56,770
433,000	Myrexis Inc.†	69,280
500	Nordion Inc.†	5,760
1,000	Rhoen Klinikum AG	32,031
120,000	Shoppers Drug Mart Corp.	6,602,985
1,000	Taro Pharmaceuticals Industries Ltd.†	111,000
1,000	UCB SA†	79,835

		36,241,120

	Hotels and Gaming — 0.1%
4,000	Churchill Downs Inc.	365,200
1,000	Giant Interactive Group Inc., ADR	11,570
38,000	MTR Gaming Group Inc.†	194,940
8,000	Orient-Express Hotels Ltd., Cl. A†	115,280
11,317	Ryman Hospitality Properties Inc.	481,199

		1,168,189

	Machinery — 0.0%
4,000	Astec Industries Inc.	175,640
20,040	CNH Industrial NV†	230,460

		406,100

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — March 31, 2014 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Materials — 1.2%
335,459	AMCOL International Corp.	$15,357,313

	Metals and Mining — 0.5%
100,000	Alcoa Inc.	1,287,000
1,500	Allegheny Technologies Inc.	56,520
15,000	Augusta Resource Corp.†	46,540
125,000	AuRico Gold Inc.	543,750
20,000	Camino Minerals Corp.†	271
5,000	Chaparral Gold Corp.†	2,714
44,000	Freeport-McMoRan Copper & Gold Inc.	1,455,080
10,000	Gold Fields Ltd., ADR	36,900
55,000	Newmont Mining Corp.	1,289,200
80,000	Osisko Mining Corp.†	497,874
9,000	Pan American Silver Corp.	115,685
11,000	Vulcan Materials Co.	730,950

		6,062,484

	Paper and Forest Products — 0.1%
165,000	Ainsworth Lumber Co. Ltd.†	594,030

	Real Estate — 0.0%
500	American Tower Corp.	40,935

	Retail — 4.5%
1,500	Aaron’s Inc.†	45,360
1,000	Casey’s General Stores Inc.	67,590
245,000	Coastal Contacts Inc.†	2,746,450
6,000	CST Brands Inc.	187,440
15,000	Denny’s Corp.†	96,450
200,000	Jos A Bank Clothiers Inc.†	12,860,000
23,000	Macy’s Inc.	1,363,670
4,000	Pier 1 Imports Inc.	75,520
330,000	Safeway Inc.	12,190,200
240	Spartan Stores Inc.	5,570
1,300,000	Zale Corp.†	27,183,000

		56,821,250

	Semiconductors — 4.8%
700,000	ATMI Inc.†	23,807,000
6,000	Lam Research Corp.†	330,000
3,000,000	LSI Corp.	33,210,000
2,500	LTX-Credence Corp.†	22,275
6,000	PLX Technology Inc.†	36,300
100,000	Supertex Inc.†	3,298,000

		60,703,575

	Specialty Chemicals — 2.0%
3,445,000	AZ Electronic Materials SA	23,133,988
14,000	Chemtura Corp.†	354,060
3,600	International Flavors & Fragrances Inc.	344,412
5,000	Monsanto Co.	568,850

Shares		Market Value
7,500	SGL Carbon SE	$255,159

		24,656,469

	Telecommunications — 1.6%
300,000	Asia Satellite Telecommunications Holdings Ltd.	1,237,672
14,000	BCE Inc.	603,960
25,000	Corning Inc.	520,500
130,000	Koninklijke KPN NV†	459,380
200,000	Portugal Telecom SGPS SA	850,566
3,926	Sprint Corp.†	36,080
165,000	Telenet Group Holding NV	10,171,139
4,000	Telephone & Data Systems Inc.	104,840
5,000	Verizon Communications Inc.	237,850
135,000	Ziggo NV	5,997,975

		20,219,962

	Transportation — 0.2%
300,565	Pacer International Inc.†	2,693,062

	Wireless Communications — 0.1%
20,000	Blackberry Ltd.†	161,600
14,000	Metricom Inc.†	1
8,000	Millicom International Cellular SA, SDR	815,166
60,000	NII Holdings Inc.†	71,400
7,500	T-Mobile US Inc.	247,725
9,500	United States Cellular Corp.	389,595

		1,685,487

	TOTAL COMMON STOCKS	419,905,369

	PREFERRED STOCKS — 0.0%
	Telecommunications — 0.0%
6,000	Cincinnati Bell Inc., 6.750%, Ser. B	271,920

	RIGHTS — 0.2%
	Health Care — 0.1%
110,600	Adolor Corp., CPR, expire 07/01/19†	57,512
135,000	American Medical Alert Corp.†	1,350
10,000	Clinical Data Inc., CVR, expire 04/14/18†	9,500
5,000	Community Health Systems Inc., CVR†	302
10,000	Cubist Pharmaceuticals Inc., CVR†	6,500
825,000	Nupathe Inc., CVR, expire 02/20/23†	437,250
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	60
300,000	Sanofi, CVR, expire 12/31/20†	95,940
69,000	Trius Therapeutics, CVR†	8,970

		617,384

	Wireless Communications — 0.1%
700,000	Leap Wireless International Inc., CVR, expire 03/14/16†	1,764,000

	TOTAL RIGHTS	2,381,384

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — March 31, 2014 (Unaudited)

Shares		Market Value
	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
377	Federal-Mogul Corp., expire 12/27/14†	$7

	Energy and Utilities — 0.0%
32,000	Kinder Morgan Inc., expire 05/25/17†	56,640

	TOTAL WARRANTS	56,647

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	Building and Construction — 0.1%
$ 500,000	Layne Christensen Co.
	4.250%, 11/15/18(a)	522,500

	Diversified Industrial — 0.0%
200,000	Covanta Holding Corp.
	3.250%, 06/01/14	232,875

	TOTAL CONVERTIBLE CORPORATE BONDS	755,375

	CORPORATE BONDS — 0.0%
	Energy and Utilities — 0.0%
800,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	24,000

	U.S. GOVERNMENT OBLIGATIONS — 66.3%
834,628,000	U.S. Treasury Bills, 0.030% to 0.150%††, 04/03/14 to 09/25/14(b)	834,546,167

	TOTAL INVESTMENTS — 100.0% (Cost $1,235,853,404)	$1,257,940,862

	Aggregate tax cost	$1,237,096,000

	Gross unrealized appreciation	$28,817,341
	Gross unrealized depreciation	(7,972,479)

	Net unrealized appreciation/depreciation	$20,844,862

Shares		Market Value
	SECURITIES SOLD SHORT — (0.7)%
	Building and Construction — (0.5)%
145,180	Lennar Corp., Cl. A	$5,752,032
7,000	Martin Marietta Materials Inc.	898,450

		6,650,482

	Financial Services — (0.0)%
2,000	M&T Bank Corp.	242,600

Shares		Market Value
	Health Care — (0.1)%
3,306	Actavis plc	$680,540

	Transportation — (0.1)%
30,056	XPO Logistics Inc.	883,947

	TOTAL SECURITIES SOLD SHORT (Proceeds received $7,999,801)	$8,457,569

	Aggregate proceeds	$7,999,801

	Gross unrealized appreciation	$12,579
	Gross unrealized depreciation	(470,347)

	Net unrealized appreciation/depreciation	$(457,768)

Principal Amount		Settlement Date	Unrealized Appreciation/ Depreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS — 0.0%
20,000,000(c)	Deliver British Pounds in exchange for United States Dollars 33,336,744(d)	04/25/14	$(174,104)
23,800,000(e)	Deliver Euros in exchange for United States Dollars 32,786,352(d)	04/25/14	39,844

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		$(134,260)

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the market value of the Rule 144A security amounted to $522,500 or 0.04% of total investments.

(b)	At March 31, 2014, $141,300,000 of the principal amount was reserved and/or pledged with the custodian for securities sold short and forward foreign exchange contracts.
(c)	Principal amount denoted in British Pounds.
(d)	At March 31, 2014, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(e)	Principal amount denoted in Euros.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2014 is as follows:

	Valuation Inputs

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 3/31/14

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$6,517,750	—	$5,000	$6,522,750
Health Care	36,228,257	—	12,863	36,241,120
Wireless Communications	1,685,486	—	1	1,685,487
Other Industries (a)	375,456,012	—	—	375,456,012

Total Common Stocks	419,887,505	—	17,864	419,905,369

Preferred Stocks (a)	271,920	—	—	271,920
Rights:
Health Care	102,742	—	514,642	617,384
Wireless Communications	—	—	1,764,000	1,764,000

Total Rights	102,742	—	2,278,642	2,381,384

Warrants (a)	56,647	—	—	56,647
Convertible Corporate Bonds (a)	—	$755,375	—	755,375
Corporate Bonds (a)	—	24,000	—	24,000
U.S. Government Obligations	—	834,546,167	—	834,546,167

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$420,318,814	$835,325,542	$2,296,506	$1,257,940,862

LIABILITIES (Market Value):
Securities Sold Short (a)	$(8,457,569)	—	—	$(8,457,569)

TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$(8,457,569)	—	—	$(8,457,569)

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
Forward Foreign Exchange Contracts	—	$39,844	—	$39,844
LIABILITIES (Unrealized Depreciation):*
Forward Foreign Exchange Contracts	—	(174,104)	—	(174,104)

TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$(134,260)	—	$(134,260)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have significant tranfers among Level 1, Level 2, and Level 3 during the period ended March 31, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2014, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

will not be as favorable as on the expiring transaction. At March 31, 2014, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at March 31, 2014 are reflected within the Schedule of Investments.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at March 31, 2014 are reflected within the Schedule of Investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. There were no restricted securities at March 31, 2014.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses.

THE GABELLI ABC FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI ABC FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer,

KeySpan Corp.

Mary E. Hauck

Former Senior Portfolio

Manager,

Gabelli-O’Connor Fixed

Income Mutual Fund

Management Co.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance

Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB408Q114QR

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Investor Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	5/15/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	5/15/2014

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	5/15/2014

* Print the name and title of each signing officer under his or her signature.